Equity	6 Months Ended
Jun. 30, 2021
Equity [Abstract]
Equity
Note 13. - Equity
As of June 30, 2021, the share capital of the Company amounts to $11,083,320 represented by 110,833,204 ordinary shares fully subscribed and disbursed with a nominal value of $0.10 each, all in the same class and series. Each share grants one voting right.
Algonquin owns 44.2% of the shares of the Company and is its largest shareholder as of June 30,2021.
On December 11, 2020 the Company closed an underwritten public offering of 5,069,200 ordinary shares, including 661,200 ordinary shares sold pursuant to the full exercise of the underwriters’ over-allotment option, at a price of $33 per new share. Gross proceeds were approximately $167 million. Given that the offering was issued through a subsidiary in Jersey, which became wholly owned by the Company at closing, and subsequently liquidated, the premium on issuance was credited to a merger reserve account (Capital reserves), net of issuance costs, for $161 million. Additionally, Algonquin committed to purchase 4,020,860 ordinary shares in a private placement in order to maintain its previous equity ownership of 44.2% in the Company. The private placement closed on January 7, 2021. Gross proceeds were approximately $133 million.
During the first quarter of 2021, the Company changed the accounting scheme applied to its existing long-term incentive plans granted to employees from cash-settled to equity-settled in accordance with IFRS 2, Share-based Payment. The liability recognized for the rights vested by the employees under such plans at the date of this change, was reclassified to equity within the line “Accumulated deficit” for approximately $9 million. The settlement in shares was approved by the Board of Directors held on February 26, 2021, and the Company issued 141,482 new shares to its employees since then, to settle a portion of these plans.
Atlantica´s reserves as of June 30, 2021 are made up of the share premium account and capital reserves.
Other reserves primarily include the change in fair value of cash flow hedges and its tax effect.
Accumulated currency translation differences primarily include the result of translating the financial statements of subsidiaries prepared in a foreign currency into the presentation currency of the Company, the U.S. dollar.
Accumulated deficit primarily includes results attributable to Atlantica.
Non-controlling interests fully relate to interests held by JGC in Solacor 1 and Solacor 2, by Idae in Seville PV, by Itochu Corporation in Solaben 2 and Solaben 3, by Algerian Energy Company, SPA and Sacyr Agua S.L. in Skikda , by Industrial Development Corporation of South Africa (IDC) and Kaxu Community Trust in Kaxu, by Algonquin Power Co. in AYES Canada, by Algerian Energy Company, SPA in Tenes and by partners of the Company in the Chilean renewable energy platform in Chile PV 1 and Chile PV 2.
On February 26, 2021, the Board of Directors declared a dividend of $0.42 per share corresponding to the fourth quarter of 2020. The dividend was paid on March 22, 2021 for a total amount of $46.5 million.

On May 4, 2021, the Board of Directors declared a dividend of $0.43 per share corresponding to the first quarter of 2021. The dividend was paid on June 15, 2021 for a total amount of $47.7 million.
In addition, the Company declared dividends to non-controlling interests, primarily to Algonquin for $8.5 million in the six-month period ended June 30, 2021 ($8.8 million in the six-month period ended June 30, 2020).
As of June 30, 2021, there was no treasury stock and there have been no transactions with treasury stock during the six-month period then ended.